Exhibit 99.1

VASCO Announces Preliminary Third Quarter 2016 Financial Results

OAKBROOK TERRACE, IL and ZURICH – October 18, 2016 — VASCO Data Security International, Inc. (NASDAQ: VDSI), a global leader in digital solutions including identity, security and business productivity, today announced preliminary results for the third quarter ended September 30, 2016.

Based on preliminary financial information, VASCO expects to report the following for the third quarter of 2016:

•	Total revenue in the range of $42 million to $44 million, GAAP net income from continuing operations of $0.00 to $0.02 per fully diluted share; and

•	Non-GAAP net income from continuing operations[1] of $0.07 to $0.09 per fully diluted share (Non-GAAP Diluted EPS).

Third quarter 2016 preliminary results are subject to change based on the completion of the Company’s normal quarter-end review process.

VASCO is reducing guidance for the full-year 2016 as follows:

•	Revenue is expected to be in the range of $185 million to $195 million, compared to $205 million to $215 million communicated previously; and

•	Operating income as a percentage of revenue, excluding the amortization of purchased intangible assets, is projected to be lower than the previously communicated range of 10% to 12%. Updated guidance will be communicated with complete third quarter results on October 27, 2016.

“Our third quarter results were negatively impacted primarily by the extension of sales cycles in the European region as some of our large banking customers are adapting to market pressures and the need for digital transformation. As a result, they are delaying the placement of orders until future quarters.” said T. Kendall Hunt, VASCO Chairman & CEO. “Although we are dissatisfied with our third quarter performance, we continue to remain optimistic about the demand for our core hardware products and strong growth of our DIGIPASS for Apps mobile application security solution. We remain confident in our business strategy and in the strength of our long-term growth opportunities, particularly our software solutions and combined platform.”

[1]	An explanation of these measures is included below under the heading “Non-GAAP Financial Measures.” Further information, including a reconciliation of GAAP to related Non-GAAP financial measures, will be included in our release of third quarter results on October 27, 2016.

Preliminary Results Conference Call Today

On October 18, 2016 at 5:00 p.m. EDT/23:00 CEST, VASCO will host a conference call to discuss its preliminary third quarter 2016 financial results. A live webcast of the conference call will be available via the VASCO Investor Relations website at: ir.vasco.com. Shortly after the conclusion of the call, a replay of the webcast will be available at the same website.

Dial-in telephone numbers for the preliminary results conference call are:

•	Dial-in U.S.: 800-379-4140

•	Dial-in international: + 1-212-231-2919

Third Quarter Results Conference Call on October 27, 2016

On October 27, 2016 at 4:30 p.m. EDT/22:30 CEST, VASCO will host a conference call to discuss its third quarter 2016 financial results. A live webcast of the conference call will be available via the VASCO Investor Relations website at: ir.vasco.com. Shortly after the conclusion of the call, a replay of the webcast will be available at the same website.

Dial-in telephone numbers for the conference call are:

•	Dial-in U.S.: 800-698-1231

•	Dial-in international: + 1-303-223-4389

About VASCO

VASCO is a global leader in delivering trust and business productivity solutions to the digital market. VASCO develops next generation technologies that enable more than 10,000 customers in 100 countries in financial, enterprise, government, healthcare and other segments to achieve their digital agenda, deliver an enhanced customer experience and meet regulatory requirements. More than half of the top 100 global banks rely on VASCO solutions to protect their online, mobile, and ATM channels. VASCO’s solutions combine to form a powerful trust platform that empowers businesses by incorporating identity, fraud prevention, electronic and transaction signing, mobile application protection and risk analysis. Learn more about VASCO at VASCO.com and on Twitter, LinkedIn and Facebook.

Copyright © 2016 VASCO Data Security, Inc., VASCO Data Security International GmbH. All rights reserved. VASCO® is a registered trademark of VASCO Data Security, Inc. and/or VASCO Data Security International GmbH in the U.S. and other countries

Forward Looking Statements:

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933, including, without limitation the guidance for full year 2016. These forward-looking statements (1) are identified by use of terms and phrases such as “expect”, “believe”, “will”, “anticipate”, “emerging”, “intend”, “plan”, “could”, “may”, “estimate”, “should”, “objective”, “goal”, “possible”, “potential”, “project” and similar words and expressions, but such words and phrases are not the exclusive means of identifying them, and (2) are subject to risks and uncertainties and represent our present expectations or beliefs concerning future events. VASCO cautions that the forward-looking statements are qualified by important factors that could cause actual results to differ materially from those in the forward-looking statements. These risks, uncertainties and other factors have been described in our Annual Report on Form 10-K for the year ended December 31, 2015 and include, but are not limited to, (a) risks of general market conditions, including currency fluctuations and the uncertainties resulting from turmoil in world economic and financial markets, (b) risks inherent to the computer and network security industry, including rapidly changing technology, evolving industry standards, increasingly sophisticated hacking attempts, increasing numbers of patent infringement claims, changes in customer requirements, price competitive bidding, and changing government regulations, and (c) risks specific to VASCO, including demand for our products and services, competition from more established firms and others, pressures on price levels and our historical dependence on relatively few products, certain suppliers and certain key customers. These risks, uncertainties and other factors include VASCO’s ability to integrate eSignLive into the global business of VASCO successfully and the amount of time and expense spent and incurred in connection with the integration; the risk that the revenue synergies, cost savings and other economic benefits that VASCO anticipates as a result of this acquisition are not fully realized or take longer to realize than expected. Thus, the results that we actually achieve may differ materially from any anticipated results included in, or implied by these statements. Except for our ongoing obligations to disclose material information as required by the U.S. federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures

The Company reports its financial results in accordance with GAAP, but Company management also evaluates its performance using certain Non-GAAP operating metrics, namely EBITDA, Non-GAAP Net Income and Non-GAAP Diluted EPS. The Company’s management believes that these measures provide useful supplemental information regarding the performance of our business and facilitates comparisons to our historical operating results. The Company also believes these Non-GAAP operating metrics provide additional tools for investors to use to compare its business with other companies in its industry. These non-GAAP measures are not measures of performance under GAAP and should not be considered in isolation, as alternatives or substitutes for the most directly comparable financial measures calculated in accordance with GAAP. While we believe that these non-GAAP measures are useful within the context described below, they are in fact incomplete and are not a measure that should be used to evaluate our full performance or our prospects. Such an evaluation needs to consider all of the complexities associated with our business including, but not limited to, how past actions are affecting current results and how they may affect future results, how we have chosen to finance the business, and how taxes affect the final amounts that are or will be available to shareholders as a return on their investment.

Non-GAAP Diluted EPS is defined by the Company as GAAP earnings per share from continuing operations before the consideration of long-term incentive compensation expenses and the amortization of purchased intangible assets.

VASCO Contact:

John Gunn

+1-847-370-1486

john.gunn@vasco.com